MATEON THERAPEUTICS

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IMMEDIATE THERAPEUTIC RESPONSE TO COVID-19: OT-101/TRABEDERSEN

APRIL 9, 2020

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MATEON
THERAPEUTICS

OT-101 – SUMMARY

Anti-Viral Replication Activity

- Highly potent:
  - SARS-CoV-1: EC_{50} of 7.6 µg/mL with a selective index (SI) of >130
  - SARS-CoV-2: EC_{50} of 2.0 µg/mL and SI of >500

Potential to Treat COVID-19 at different levels

- Inhibition of viral replication
- Suppression of virus-induced lung inflammation and pneumonia.
- Healing of lung fibrosis

Human Clinical Experience

- Over 200 patients treated over 6 oncology clinical trials
- Good safety profile with no dose limiting toxicities.

Drug Readiness

- TRL #7b
- Ample drug supply
- In discussion with FDA on the clinical trial protocol


MATEON
THERAPEUTICS

MATEON'S LEAD CANDIDATE: OT-101 (TRABEDERSEN)

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) designed to specifically target the human TGF-β2 messenger RNA
- OT-101 has the potential to hit COVID-19 at 3 critical junctures mediated by TGF-β:
  1) virus replication
  2) virus-induced ARDS
  3) ARDS induced lung fibrosis
- As a result, OT-101 potentially addresses two Areas of Interest (AOI) for BARDA: AOI #9.2 Therapeutics for COVID-19 and AOI #9.3 Therapeutics targeting lung repair due to SARS-CoV-2 infection.
- OT-101 is at Technology Level of Readiness (TRL) 7b based extensive development work for cancer indications (Phase 2A - NCT00844064/ Phase 2B- NCT00431561/ Phase 3- NCT00761280).


TGF-β2 protein coding sequence
Human TGF-β2 messenger RNA
0
1,000
2,000
3,000
4,000
5,000
5,882
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'


MATEON THERAPEUTICS

TECHNOLOGY READINESS LEVEL OF OT-101

Level	Description
TRL 7	✓ Assays: Validate assays for manufacturing quality control & immunogenicity ✓ Manufacturing: ✓ - Scale-up and validate GMP manufacturing process at a scale ✓ compatible with USG requirements. ✓ - Begin stability studies of the GMP product in a formulation, ✓ dosage form, and container consistent with Target Product Profile. ✓ - Initiate manufacturing process validation and consistency lot ✓ production. ✓ 7A: Conduct GLP animal proof of concept studies ✓ 7B: Complete expanded clinical safety trials (Phase 2B).
TRL 8	✓ Manufacturing: ✓ - Complete validation and manufacturing of consistency lots at a ✓ scale compatible with USG requirements ✓ - Complete stability studies in support of label expiry dating. ✓ 8A: Complete pivotal GLP animal proof of concept studies or pivotal clinical trials (e.g., Phases 2B and 3), and any additional expanded clinical safety trials.



OT-101: DRUG PRODUCT- TGF-B2 ANTISENSE.

- Ready for oncology registration trials--Over 200 patients treated across 6 clinical trials
- Orphan designation granted for three tumor indications in US & EU/ Rare Pediatric Designation for DIPG.
- Manufacturing process optimized and scaled up
- Sufficient drug to treat ~400 patients immediately
- The clinical study protocol is being developed with guidance from the FDA under IND 149299/ COVID-19.
- Study will be initiated once study protocol is finalized


MATEON
THERAPEUTICS

RATIONALE FOR OT-101: ROLE OF TGF-Β IN VIRUS REPLICATION

- Several viruses trigger cell cycle dysregulation to support their replication in cells. A number of these viruses employ TGF-β in affecting the host cell cycle progression.[1,2]
- Respiratory syncytial virus (RSV) induces TGF-β expression resulting in cell cycle arrest in cells in vitro, which leads to enhanced RSV replication. This phenomenon was reversible by blocking with a TGF-β antibody or a TGF-β signaling inhibitor. Blocking also resulted in lower viral protein expression and virus titer.[1]
- Coronaviruses (CoVs) manipulate cell cycle pathways during infection and replication.[3-7]
- TGF-β is likely involved in SARS-Cov2 triggering cell cycle dysregulation during infection and replication and that downregulating TGF-β with OT-101 would neutralize SARS-Cov2.

[1]Gibbs et al. 2009 JV 83:12424-12431; [2]Thomas et al. 2009 Am J Respir Cell Mol Biol 41:339-347; [3]Yuan et al. 2006 Virol 346:74-85; [4]Chen and Makino 2004 JV 78:5658-5669; [5]Mizutani et al. 2006 FEMS Immunol Med Microbiol 46:236-243; [6]Surjit et al. 2006 JBC 281:10669-10681; [7]Dove et al 2006 JV 80:4147-4156..


MATEON
THERAPEUTICS

OT-101 INHIBITS SARS-COV-1 AND SARS-COV-2 IN VITRO

- In collaboration with Dr. Brett Hurst at Utah State University, part of the NIAID Antiviral Testing Consortium
- *In vitro* antiviral activity against SARS-CoV-1 and SARS-CoV-2 in Vero 76 cells.

Compound	Virus	EC_{50}	CC_{50}	SI
OT-101	SARS-CoV-1 (Urbani strain)[1]	7.6 (1.24 uM)	>1000	>130
OT-101	SARS-CoV-1 (Urbani strain)[1]	26 (4.23 uM)	>1000	>38
OT-101	SARS-COV-2 USA_WA1/2020[2]	2.0 (0.33 uM)	>1000	>500
RSV	SARS-COV-2 USA_WA1/2020[2]	620.0	>1000	>1.6
M128533	SARS-COV-2 USA_WA1/2020[2]	0.012	>10	>830
Remdesivir	SARS-COV-2 (Wang M. et al., 2020, Cell Res. 30:269-271)	(0.77 uM)	(>100 uM)	>129.87

RSV- Negative control antisense/M128533- positive control

EC_{50}: 50% effective antiviral concentration (in µg/ml) / CC_{50}: 50% cytotoxic concentration of compound without virus added (in µg/ml) / SI = CC_{50}/EC_{50}

[1]Source: Centers for Disease Control Stock 809940 (200300592)

[2]Source: the World Reference Center for Emerging Viruses and Arboviruses (WRCEVA) at UTMB


MATEON

RATIONALE FOR OT-101: ROLE OF TGFB IN CoV-INDUCED ARDS

- TGF-β is an important pro-inflammatory cytokine in the pathophysiology of acute lung injury and ARDS that contributes to both increased permeability and failed fluid reabsorption in lungs leading to persistent and severe pulmonary edema. [1]
- SARS-CoV has been shown to up-regulate pro-inflammatory cytokines, including TGF-β and TGF-β levels were markedly elevated in SARS patients with ARDS. [2]
- ARDS-associated coronavirus (SARS-CoV) nucleocapsid (N) protein has been shown to potentiate TGF-β signaling via a Smad3-dependent induction of TGF-β1 expression.[3]
- The papain-like protease (PLpro) of SARS-CoV, a deubiquitinating enzyme and virulent factor in SARS pathogenesis, has been reported to trigger TGF-β production via ubiquitin proteasome, p38 MAPK, and ERK1/2-mediated signaling.[4]
- Lavage fluid (BAL) samples from ARDS patients collected within 2 days after intubation showed higher TGF-β levels when compared to BAL samples from non-ARDS controls.[5]

[1]Frank JA. PNAS 2014; 111: 885; [2]Lee C-H. J Immunol 2004; 172:7841; [3]Zhao X. J. Biol. Chem. 2008; 283: 3272; [4]Li SW. Proteomics. 2012;12:3193; [5]Budinger S. Intensive Care Med 2005; 31:121.


MATEON
THERAPEUTICS

FAVORABLE PK: LUNG ACCUMULATION AND STABLE PLASMA CONCENTRATION

- In both humans an rats, the distribution of trabedersen to tissues was not only rapid, but also extensive, with deep tissue penetration as demonstrated by the finding that the volume of the peripheral compartment far exceeded the total body water volume. [1]
- Following i.v. bolus administration of OT-101 (8 mg/kg, 50 µCi/rat) in rats (Report CRL 420367), $_{AUC0\ tlast}$ was similar for both males and females (271 and 255 µg equivalents x h/mL) with significant amount was found in the lung with $AUC_{0\text{-}tlast}$ for males and females (621 and 866 µg equivalents x h/mL).
- In cancer patients, the mean C_{max} values were 0.96 µg/mL at 40 mg/m^2/day, 1.46 µg/mL at 80 mg/m^2/day, 2.86 µg/mL at 160 mg/m^2/day, and 4.62 µg/mL at 240 mg/m^2/day. Comfortably above the EC50 and EC90.

[1]Wang W. Proceedings of the American Association for Cancer Research Annual Meeting 2017; 2017 Apr 1-5; Washington, DC. Philadelphia (PA): AACR; Cancer Res 2017;77


MATEON
THERAPEUTICS
9

PRIOR CLINICAL EXPERIENCE IN GLIOMAS, PANCREAS AND MELANOMA CANCERS

- 6 Clinical Trials with more than 200 pts / 189 pts treated with OT-101
- Robust Efficacy against multiple TGF-β expressing tumors

PROMISING CLINICAL ACTIVITY


Baseline
6 months
10 months
22 months
42 months

PANCREAS
GLIOMAS
MELANOMA

Trial	Trabedersen Application Mode/Schedule	Dosing Regimen	Number of Subjects
G001	Intratumoral instillation 4 days (1 cycle)	2.5 µM- 160 µM	18
G002	Intratumoral instillation 4 days (1 cycle)	2.5 µM- 80 µM (1a) at 4 µL/min	2
G003	Intratumoral instillation 4 days Intratumoral instillation 7 days both followed by 7 days NaCl infusion (2 cycles)	80 µM (1) at 8 µL/min	7
G004	Intratumoral instillation 7 days followed by 7 days NaCl infusion (multiple cycles)	10 µM at 4 µL/min 80 µM at 4 µL/min	40 49
G005	Intratumoral instillation 7 days followed by 7 days NaCl infusion (multiple cycles)	10 µM at 4 µL/min	12
P001	7 days continuous IV infusion followed by 7 days treatment-free period 4 days continuous IV infusion followed by 10 days treatment-free period	40 mg/m^2/day 80 mg/m^2/day 160 mg/m^2/day 240 mg/m^2/day 140 mg/m^2/day 190 mg/m^2/day 250 mg/m^2/day 330 mg/m^2/day	4 3 6 4 33 3 5 3
	Cumulative Total of Subjects Exposed to Trabedersen		189[c]


MATEON
THERAPEUTICS

FAVORABLE SAFETY PROFILE- LOW TOXICITY

- Low Related Adverse Events – P001
  - Pancreatic Cancer/ Melanoma/ Colorectal Cancer/N =total number of patients; No. = number; TEAE = treatment-emergent adverse event; FAS = full analysis set

	Related TEAEs
Preferred Term	**Total (N=61)**
Any TEAE	**6 (9.8)/21**
Fatigue	**1 (1.6)/1**
Nausea	**1 (1.6)/4**
Thrombocytopenia	**4 (6.6)/4**
Headache	**1 (1.6)/1**
Vomiting	**1 (1.6)/1**
Dyspnoea	**0**
Pyrexia	**1 (1.6)/4**
Asthenia	**0**
Constipation	**0**
Decreased appetite	**0**
Diarrhoea	**0**
General physical health deter.	**0**
Pain in extremity	**0**
Platelet count decr.	**1 (1.6)/3**
Pruritus	**0**
Chills	**1 (1.6)/1**
Metastasis	**1 (1.6)/1**
Skin Inflammation	**1 (1.6)/1**


MATEON
THERAPEUTICS

PROPOSED PHASE IIA/III CLINICAL TRIAL DESIGN FOR COVID-19

COVID-19 Patients with Hypoxemic Respiratory Failure

N= 30 + lead –in phase IIA
N= 200 phase III

Part 1

OT-101
Dose: 150 mg/m² on day 1, 100 mg/m² on days 2-7
Intravenous infusion
+
Standard of Care

N=7

Part 2

2:1

RANDOMIZE

Arm 1

OT-101
Dose: 150 mg/m² on day 1, 100 mg/m² on days 2-7
Intravenous infusion
+
Standard of Care

N=20

Arm 2

Standard of Care

N=10


MATEON
THERAPEUTICS

OT-101 – SUMMARY

Anti-Viral Replication Activity

- Highly potent:
  - <u>SARS-CoV-1</u>: EC_{50} of 7.6 µg/mL with a selective index (SI) of >130
  - <u>SARS-CoV-2</u>: EC_{50} of 2.0 µg/mL and SI of >500

Potential to Treat COVID-19 at different levels

- Inhibition of viral replication
- Suppression of virus-induced lung inflammation and pneumonia.
- Healing of lung fibrosis

Human Clinical Experience

- Over 200 patients treated over 6 oncology clinical trials
- Good safety profile with no dose limiting toxicities.

Drug Readiness

- TRL #7b
- Ample drug supply
- In discussion with FDA on the clinical trial protocol


MATEON
THERAPEUTICS

PROVEN AND EXPERIENCED RESPONSE TEAM

Fatih Uckun MD PhD

- Clinical Strategy Lead, COVID-19 Task Force, Worldwide Clinical Trials
- More than 20 years of experience in treatment of viral, fungal, and bacterial infections, septic shock and ARDS as well as managing/co-managing in ICU settings critically ill patients.
- Directed more than 20 federally funded virology projects, including a virus neutralizer program project for DARPA

Dr. Seymour Fein MD

- 35-years in drug development
- Involved in FDA approvals for over 20 drugs and devices
- Led clinical program at Hoffmann-La Roche for FDA approval of recombinant interferon-alpha for cancer treatment
- Formerly Medical Director at Bayer for therapeutic areas including oncology, and cardiology
- Led FDA approval of two orphan drug products in the field of gastroenterology

Cyril Empig PhD

- 15+ years experience in infectious diseases including vaccines and therapeutics
- Led a $44 million Defense Threat Reduction Agency (DTRA) project for the treatment of hemorrhagic fever viruses using human monoclonal antibodies.
- Performed extensive basic research and published on virus envelope-receptor interactions and virus cell entry for Ebola and retroviruses.

Vuong Trieu PhD

- Co-inventor and scientific lead for Abraxane-reformulated paclitaxel with > 1B in annual sales
- Cynviloq-repositioned as next generation Abraxane. Sold to NantPharm for 1.3B
- Founder of Oncotelic which recently acquired Mateon
- Trained under French Anderson with significant experience in infectious diseases and Virology application in genetic therapy

Saran Saund

- Founder of PointR Data, an AI company which is now part of Mateon. Saran is a seasoned technologist, business executive and investor with a proven track record for over 25 years in Silicon Valley by founding several successful startups and holding senior executive roles at many public and private companies

Steven King

- Former CEO of Peregrine Pharmaceuticals, Inc. (NASDAQ) and its wholly-owned contract biomanufacturing subsidiary Avid Bioservices, Inc., for over 15 years, during which time the company advanced its lead compound through Phase 3 development, while growing revenues to over $55 million



Thank You

Vuong Trieu/ vtrieu@oncotelic.com

Cyril Empig/ cempig@oncotelic.com


MATEON
THERAPEUTICS